UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 12, 2006
                                ----------------

                             STAR ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


              000-29323                            87-0643634
              ---------                            ----------
      (Commission File Number)          (IRS Employer Identification No.)


                      245 Park Avenue, 24th and 39th Floors
                            New York, New York 10167
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                  212-792-4334
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              (Registrant's Telephone Number, Including Area Code)


     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 12, 2006, the board of directors of Star Energy Corporation (the "Registrant") appointed Georg Hochwimmer and Leonid Konstantinovich Nechaev as directors of the Registrant.

Dr. Georg Hochwimmer, is a well-known German business consultant, academic and securities analyst with advanced degrees in chemistry, engineering, computer science, and polymer chemistry. He serves on the boards of numerous small-cap companies and founded General Research GmbH, where he remains managing partner.

Mr. Leonid Konstantinovich Nechayev, is the chief engineer at Volga-Neft, a Russian oil & gas company acquired by the Registrant in October 2006. Mr. Nechayev has had a long and successful career in the oil & gas industry, holding key positions in engineering, foreign relations, and management. Mr. Nechayev worked with the Egypt General Oil Company, and participated in the implementation of critical World Bank credits for the Russian petroleum industry.

Neither Mr. Hochwimmer nor Mr. Nechaev has been affiliated with any company that has filed for bankruptcy within the last five years. They do not have any family relationships with any of the other directors or executive officers of the Registrant. There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which either Mr. Hochwimmer or Mr. Nechaev had or is to have a direct or indirect material interest.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 19, 2006               STAR ENERGY CORPORATION



                                       By: /s/ Patrick J. Kealy
                                           -------------------------------------
                                       Name: Patrick J. Kealy
                                       Title: President, Chief Executive Officer